                                                                   EXHIBIT 10.14

                                VIEW TECH, INC.
                                950 FLYNN ROAD
                          CAMARILLO, CALIFORNIA 93012


                                          AS OF DECEMBER 31, 1996



TELCOM HOLDING, LLC
C/O THE O'BRIEN GROUP, INC.
TWO INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110

 RE:  COMMON STOCK AND COMMON STOCK PURCHASE WARRANTS

GENTLEMEN:

    View Tech, Inc., a Delaware corporation (the "Company"), hereby agrees with Telcom Holding, LLC, a Massachusetts limited liability company (the "Purchaser") as follows:

                                   ARTICLE I
             PURCHASE, SALE AND TERMS OF COMMON STOCK AND WARRANTS

     1.01.  THE COMMON STOCK AND WARRANTS.  The Company has authorized the
            -----------------------------
issuance and sale to the Purchaser of up to (i) 650,000 shares (the "Purchased Shares") of common stock, $0.0001 par value per share ("Common Stock") of the Company and (ii) the Company's Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of up to 325,000 shares of the Company's Common Stock, at a price of $4.40 per unit consisting of one (1) share of Common Stock and Common Stock Purchase Warrants for the purchase of one-half (1/2) share of Common Stock, subject to increase as provided below. The Common Stock Purchase Warrants shall be substantially in the form set forth in Exhibit
                                                                        -------
1.01 hereto and are herein referred to individually as a "Warrant" and
----
collectively as the "Warrants", which terms shall also include any warrants delivered in exchange or replacement therefor. The Purchased Shares and the Warrants are sometimes referred to collectively herein as the "Purchased Securities." Any shares of Common Stock issued or issuable upon exercise of the Warrants, and such shares when issued, are herein referred to as the "Warrant Shares."

     1.02.  PURCHASE AND SALE OF PURCHASED SHARES AND WARRANTS.
            --------------------------------------------------

     (a) THE CLOSING.  The Company agrees to issue and sell to the Purchaser,
         -----------
and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase, Purchased Securities including up to 650,000 Purchased Shares and Warrants to purchase up to 325,000 Warrant Shares; provided, however, that the aggregate number of
                           --------  -------
Purchased Securities may be increased by mutual agreement, but not to a number that would require Company stockholder approval under rules of the National

Association of Securities Dealers, Inc. Such purchase and sale shall take place at one or more closings (singly and collectively, the "Closing") to be held at the office of Jager, Smith, Stetler & Arata, P.C., One Financial Center, Boston, Massachusetts, 02111 on such dates and at such times as may be mutually agreed upon, but not later than February 28, 1997. At each Closing the Company will issue Common Stock and one Warrant, registered in the name of the Purchaser, to purchase (subject to adjustment as provided therein) one-half the number of shares of Common Stock purchased at such Closing, against delivery to the Company of a check or a receipt of a wire transfer, in the amount of the aggregate purchase price of the number of shares of Common Stock purchased at such Closing in payment of the full purchase price for the Purchased Shares and Warrants purchased at such Closing.

  (b) TIMING OF CLOSING.  The  Purchaser is conducting an offering of its Class
      -----------------
A membership interests to a limited number of accredited investors, in a transaction exempt from registration under the Securities Act pursuant to Regulation D thereunder, in order to fund its investment in the Company. The Purchaser agrees to use its reasonable best efforts to purchase Purchased Securities with an aggregate purchase price of $2,500,000 or more by January 15, 1997, and, cumulatively, Purchased Securities including up to 650,000 shares of Common Stock and Warrants to purchase up to 325,000 Warrant Shares (subject to increase as provided above) by February 15, 1997; provided, however, that (i)
                                                  --------  -------
the Purchaser may in its discretion extend either such anticipated date for a Closing by up to fifteen (15) days, (ii) the Company may in its discretion designate an earlier date for an initial Closing with respect to issuance and sale of Purchased Securities with an aggregate purchase price of less than $2,500,000, (iii) there shall not be more than three (3) Closings and (iv) the last Closing shall occur not later than February 28, 1997.

  (c) USE OF PROCEEDS.  The Company agrees to use the full proceeds from the
      ---------------
sale of the Purchased Shares and Warrants solely for working capital, which will include payment of costs associated with its recent merger with USTeleCenters, Inc.

     1.03.  REPRESENTATIONS BY THE PURCHASER.  (a)  INVESTMENT REPRESENTATIONS.
            --------------------------------        --------------------------
The Purchaser represents that it is its present intention to acquire the Purchased Securities to be acquired by it for its own account and that the Purchased Securities are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. The acquisition by the Purchaser of the Purchased Securities acquired by it shall constitute a confirmation of this representation by the Purchaser. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Purchased Shares, the Warrants and the Warrant Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state, have been acquired for investment and not with a view to distribution or resale and may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Act and any applicable state securities laws, unless the holder shall have obtained an opinion of counsel satisfactory to the corporation that any such transfer shall not be in violation of the Act."

     (b)  ACCESS TO INFORMATION.  The Purchaser, during the course of this
          ---------------------
transaction and prior to the purchase of any Purchased Securities, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Purchased Securities, and to obtain any additional information, documents, records and books relative to the Company, its business and an investment in the Company necessary to verify the accuracy of information contained in the Securities Filings or otherwise relative to the business, operations and financial condition of the Company.

     (c)  GENERAL ACCESS.  The Purchaser has received and read or reviewed, and
          --------------
is familiar with, this Agreement and confirms that all documents, records and books pertaining to the Purchaser's investment in the Company and requested by the Purchaser have been made available or delivered to it.

     (d)  SOPHISTICATION AND KNOWLEDGE.  The Purchaser is capable of evaluating
          ----------------------------
the merits and risks of the purchase of the Purchased Securities. The Purchaser can bear the economic risks of this investment and can afford a complete loss of its investment.

     (e)  TRANSFER RESTRICTIONS IMPOSED BY SECURITIES LAWS.  The Purchaser
          ------------------------------------------------
understands that the Purchased Securities and the Warrant Shares have not been registered under the Securities Act and applicable state securities laws, and cannot be resold unless their resale is subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available; the Purchaser is purchasing the Purchased Securities for investment for the account of the Purchaser and not for the account of others, and not with any present view toward resale or other distribution thereof; the Purchaser agrees not to resell or otherwise dispose of all or any part of the Purchased Securities or Warrant Shares purchased by the Purchaser except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws; the Company does not have any present intention and is under no obligation to register the Purchased Securities or Warrant Shares under the Securities Act and applicable state securities laws, except as provided in this Agreement; and Rule 144 under the Securities Act may not be available as a basis for exemption from registration of the Shares thereunder.

     (f)  LACK OF LIQUIDITY.  The Purchaser has no present need for liquidity in
          -----------------
connection with the purchase of the Purchased Securities.

     (g)  SUITABILITY AND INVESTMENT OBJECTIVES.  The purchase of the Purchased
          -------------------------------------
Securities by the Purchaser is consistent with the general investment objectives of the Purchaser. The Purchaser understands that the purchase of the Purchased Securities involves a high degree of risk.

     (h)  ACCREDITED INVESTOR STATUS; PURCHASER'S MEMBERS.  Each of the
          -----------------------------------------------
Purchaser's Class A members is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act. Each Class A member of the Purchaser has made or will make to the Purchaser and its members representations and warranties to the same effect as set forth in this

Section 1.04 with respect to itself and its purchaser representative, if any. The Purchaser shall provide the Company with such further information and documents as the Company may reasonably request in order to confirm the availability of an exemption from registration under the Securities Act with respect to the issuance and sale of the Purchased Securities, including without limitation copies of materials provided by the Purchaser to its Class A members and their completed offeree questionnaires.

                                  ARTICLE II

                     CONDITIONS TO PURCHASER'S OBLIGATION

    The obligation of the Purchaser to purchase and pay for the Purchased Shares and Warrants at the Closing is subject to the following conditions:

     2.01.  REPRESENTATIONS AND WARRANTIES.  Each of the representations and
            ------------------------------
warranties of the Company set forth in Article III hereof shall be true on the date of the Closing.

     2.02.  DOCUMENTATION AT CLOSING.  The Purchaser shall have received prior
            ------------------------
to or at the Closing all of the following, each in form and substance satisfactory to the Purchaser and its counsel:

         (a) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the Board of Directors of the Company evidencing approval of this Agreement, the Purchased Shares, the Warrants, and other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Purchased Shares and the Warrants.

         (b) A favorable opinion of Brobeck, Phleger & Harrison, counsel for the Company, as to such matters as the Purchaser, or its counsel, may reasonably request.

         (c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the Purchased Shares, the Warrants and the other documents or certificates to be delivered pursuant to this Agreement by the Company, or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificates until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

         (d) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct.

         (e) Payment for the costs, expenses and taxes identified in Section
7.04 as to which the Purchaser gives the Company notice prior to the Closing.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants as follows:

     3.01.  ORGANIZATION AND STANDING OF THE COMPANY AND ITS SUBSIDIARIES.  The
            -------------------------------------------------------------
Company and each Subsidiary is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company and each Subsidiary is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary unless the failure to so qualify would not have a Material Adverse Effect. USTeleCenters, Inc., a Delaware corporation, and View Tech Acquisition, Inc., a California corporation, are the only Subsidiaries of the Company as of the date hereof. All of the outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and is owned beneficially and of record by the Company, free and clear of any lien, right, encumbrance or restriction of any nature, including, without limitation, any lien, right, encumbrance or restriction on transfer.

     3.02.  CORPORATE ACTION.  The Company has all necessary corporate power and
            ----------------
has taken all corporate action required to make all the provisions of this Agreement, the Purchased Shares, the Warrants and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrants. Neither the issuance of the Purchased Shares or Warrants, nor the issuance of shares of Common Stock upon the exercise of the Warrants, is subject to preemptive or other similar statutory or contractual rights and will not conflict with any provisions of the Company's charter or by-laws or of any agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound.

     3.03. GOVERNMENTAL APPROVALS.  No authorization, consent, approval,
           ----------------------
license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Purchased Shares or the Warrants, other than filings under federal or state securities laws.

     3.04.  CAPITALIZATION; STATUS OF CAPITAL STOCK.  The Company has a total
            ---------------------------------------
authorized capitalization consisting of 20,000,000 shares of Common Stock, of which 5,691,462 shares are issued and outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The Purchased Shares, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued and fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants, when issued and paid for in accordance with the terms of the Warrants, will be duly authorized, validly issued and fully paid and nonassessable. Except as set forth in Exhibit 3.04, there are no
                                                      ------------
options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. No holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. Neither the issuance of the Purchased Shares, the Warrants nor the Warrant Shares will result in an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. The offer and sale of all shares of capital stock and other securities of the Company issued before the Closing complied with or were exempt from all federal and state securities laws.

     3.05.  COMPLIANCE WITH OTHER INSTRUMENTS.  The Company and each Subsidiary
            ---------------------------------
is in compliance in all respects with the terms and provisions of this Agreement and of its charter and by-laws and in all material respects with the terms and provisions of the mortgages, indentures, leases, agreements and other instruments, and of all judgments, decrees, governmental orders, statutes, rules and regulations by which it is bound or to which its properties or assets are subject, the failure to comply with which could have a Material Adverse Effect with respect to the Company or any Subsidiary. There is no term or provision in any of the foregoing documents and instruments which could have a Material Adverse Effect with respect to the Company or any Subsidiary. Neither the execution and delivery of this Agreement or the Warrants, nor the consummation of any transactions contemplated hereby or thereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments.

     3.06.  TITLE TO ASSETS, PATENTS.  Except as set forth in Exhibit 3.06, the
            ------------------------                          ------------
Company and each Subsidiary has good and clear record and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books including those reflected in the most recent balance sheets of the Company and its Subsidiaries included in the Securities Filings, or acquired since the date of such balance sheets (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances. The Company and each Subsidiary enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The Company and each Subsidiary owns or, to the best of the Company's knowledge, has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and, to the best of the knowledge of the Company, the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights of others. Neither the Company nor any Subsidiary has any obligation to compensate any

Person for the use of any such patents or such rights nor has the Company or any Subsidiary granted to any Person any license or other rights to use in any manner any of such patents or such rights of the Company or any Subsidiary.

     3.07.  FINANCIAL AND OTHER INFORMATION.  The financial statements of the
            -------------------------------
Company and its Subsidiaries included in the Securities Filings present fairly the respective financial positions of the Company and its Subsidiaries as at the dates thereof and their respective results of operations for the periods covered thereby and have been prepared in accordance with generally accepted accounting principles consistently applied. Neither the Company nor any Subsidiary has any liability contingent or otherwise not disclosed in the aforesaid financial statements or in the notes thereto that could, together with all such other liabilities, have a Material Adverse Effect with respect to the Company or any Subsidiary, nor does the Company have any reasonable grounds to know of any such liability. Since the date of said financial statements, (i) there has been no material adverse change in the business, assets or condition, financial or otherwise, operations or prospects, of the Company or any Subsidiary; (ii) to the best of the knowledge of the Company, no Material Adverse Effect with respect to the Company or any Subsidiary has resulted from any legislative or regulatory change, any revocation or change in any franchise, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) neither the Company nor any Subsidiary has entered into any material transaction not in the ordinary course of business, except as disclosed in the Securities Filings, or made any distribution on its capital stock. Other than the transactions contemplated by this Agreement, no event or circumstances has occurred or exists with respect to the Company or any Subsidiary or its respective business, properties, operations or condition, financial or otherwise, which, under applicable law, the Company is required to disclose publicly and which has not been so disclosed.

     3.08.  LITIGATION.  There is no litigation, proceeding or investigation
            ----------
(governmental or otherwise) pending or, to the best of the knowledge of the Company, threatened against the Company or any Subsidiary affecting any of its properties or assets, or against any officer, key employee or principal stockholder of the Company or any Subsidiary which might result, either in any case or in the aggregate, in any Material Adverse Effect with respect to the Company or any Subsidiary, or which might call into question the validity of this Agreement, the Purchased Shares, the Warrants or any action taken or to be taken pursuant hereto or thereto. Neither the Company nor any Subsidiary, nor, to the best of the knowledge of the Company, any officer or key employee of the Company or any Subsidiary, or principal stockholder of the Company or any Subsidiary, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or, other government agency affecting the Company or any Subsidiary.

     3.09.  SECURITIES ACT.  Neither the Company nor anyone acting on its behalf
            --------------
has offered any of the Purchased Shares, Warrants or similar securities, or solicited any offers to purchase or made any attempt by preliminary conversation or negotiations to dispose of the Purchased Shares, Warrants or similar securities, to any Person other than the Purchaser. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Purchased Shares, Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Purchased Shares and Warrants under the registration provisions of the Securities Act.

     3.10.  DISCLOSURE.  Neither this Agreement, the financial statements
            ----------
included in the Securities Filings nor any other agreement, document, certificate or written statement furnished to the Purchaser or its counsel by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     3.11.  REGISTRATION RIGHTS.  Other than the Purchaser pursuant to the terms
            -------------------
of Article V hereof and except as set forth in Exhibit 3.11, no Person has
                                               ------------
demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

                                  ARTICLE IV

                           COVENANTS OF THE COMPANY

     4.01.  AFFIRMATIVE COVENANTS OF THE COMPANY.  Without limiting any other
            ------------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as Warrants to purchase at least fifty percent (50%) of the aggregate Warrant Shares are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

  (a) PRESERVATION OF CORPORATE EXISTENCE.  Preserve and maintain, and cause
      -----------------------------------
each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect; provided, however, that nothing herein
                                      --------  -------
contained shall prevent any merger, consolidation or transfer of assets permitted by Section 4.02.

  (b) BOARD OF DIRECTORS.  The Company shall take such actions as may be
      ------------------
reasonably practicable to ensure that Paul C. O'Brien is nominated and elected to serve as Chairman and a member of the Company's Board of Directors. At any time when Mr. O'Brien does not so serve for any reason, the Company shall take such actions as may be reasonably practicable to ensure that another person designated by the Purchaser and reasonably acceptable to a majority of the Company's Board of Directors is nominated and elected to serve as a member of the Company's Board of Directors. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Subsection (b) shall expire at the end of the initial three-year term as a director to which Mr. O'Brien is elected, without prejudice to the right of any Person to nominate him for subsequent election or reelection.

  (c) REPORTS AND FILINGS.  Promptly after sending, making available, or filing
      -------------------
the same, the Company shall send to the Purchaser, in such quantities as the Purchaser may reasonably request, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or the Commission. The Company will also provide to the Purchaser such other filings under the Exchange Act or the Securities Act as the Purchaser may from time to time reasonably request. Subject to such limitations and restrictions with respect to non-public or confidential information as may be necessary or appropriate under the federal securities laws, policies and practices from time to time adopted by the Company's Board of Directors and the advice of securities counsel, the Company will also provide to the Purchaser such other information respecting the business, properties, operations and the condition, financial or otherwise, of the Company or any of its Subsidiaries, as the Purchaser may from time to time reasonably request, subject to the Purchaser's execution of such confidentiality or non-disclosure agreement in customary form as the Company may reasonably request.

     (d) RIGHT OF PARTICIPATION.  In the event that the Company intends to issue
         ----------------------
to a third party or receives from a third party an offer to purchase any securities of the Company (other than debt securities with no equity feature), it shall offer to each holder of Purchased Shares or Warrant Shares, by written notice, the right, for a period of twenty (20) days, to purchase for cash, at a purchase price equal to the price or other consideration for which such securities are to be issued, a number of such securities (up to but not exceeding that number of such securities that the Company intends to issue or has received an offer to purchase) that would enable, after giving effect to such issuance, such holder to maintain its same proportionate fully-diluted equity ownership in the Company as it held as of the date of such notice; provided, however, that the participation rights pursuant to this Subsection (d)
--------  -------
shall not apply to securities issued: (A) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (B) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are listed in Exhibit 3.04, (C) solely in
                                                ------------
consideration for the acquisition (whether by merger or otherwise) by the Company of stock or assets of any other entity, (D) pursuant to a best efforts or firm commitment underwritten public offering and (E) upon exercise of options granted to directors, officers and employees after the date hereof. The Company's written notice to each holder of Purchased Shares or Warrant Shares shall describe the securities proposed to be issued by the Company and specify the number, price, payment terms. Each holder of Purchased Shares or Warrant Shares may accept the Company's offer as to the full number of securities offered or any lesser number, by written notice thereof given by it to the Company at any time prior to the expiration of the aforesaid twenty (20) day period, in which event the Company shall, contemporaneously with or promptly after the sale to any third party pursuant to this Subsection (d), sell and such holder shall buy, upon the terms specified, the number of securities agreed to be purchased by such holder. The Company shall be free at any time after the date of its notice of offer to the holders of Purchased Shares or Warrant Shares, to offer and sell the number of such securities specified in its notice of offer to any third party; provided, however, if such third party sale or
                             --------  -------
sales are not consummated within ninety (90) days after the date of the Company's notice of offer, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Subsection (d). All calculations set forth in this Subsection (d) shall give effect to and assume the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities, that are so convertible, exercisable or exchangeable. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Subsection (d) shall expire six (6) months after the initial Closing.

     4.02.  NEGATIVE COVENANT OF THE COMPANY.  Without limiting any other
            --------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as Warrants to purchase at least fifty percent (50%) of the aggregate Warrant Shares are outstanding, it will not, except with the affirmative vote or consent of at least five (5) members of its Board of Directors, (i) merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any Subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business and except that (1) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary and (2) any Subsidiary may merge into or transfer assets to the Company, or (ii) issue any securities, or agree to issue or authorize the issuance of any securities, in a transaction exempt from registration under the Securities Act, if any of Sections 3, 4, 5 or 6 of the Warrants (whether or not Section 5 of the Warrants shall then be in effect in accordance with its terms) would be applicable as a result of such merger or other transaction or issuance of securities. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 4.02 shall expire six (6) months after the initial Closing.

                                   ARTICLE V

                              REGISTRATION RIGHTS

     5.01.  "PIGGY BACK" REGISTRATION.  If at any time the Company shall
             ------------------------
determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock of the type which has been or may be issued upon the exercise of the Warrants (other than (i) on Form S-4, S-8 or its then equivalent or (ii) a registration statement on Form SB-2 which the Company intends to file imminently with respect to up to 1,693,688 shares of Common Stock and shares of Common Stock underlying certain existing warrants and stock options), it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata among the holders of such Common Stock
                               --- ----
having an incidental ("piggy back") right to include such Common Stock in the registration statement according to the amount of such Common Stock which each holder had requested to be included pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental right under this Section 5.01 shall be construed to limit any registration required under Section 5.02.

     5.02.  REGISTRATION ON FORM S-3 OR SB-2.  In addition to the rights
            --------------------------------
provided the holders of Registrable Shares in Section 5.01 above, after at least six (6) months from the date of the initial Closing under this Agreement, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), the Company will promptly so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then will at any time, and from time to time, thereafter, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify; provided, however, that if the registration of Registrable Shares under
         --------  -------
the Securities Act cannot then be effected on Form S-3 (or any similar form promulgated by the Commission), but can then be effected on Form SB-2 (or any similar form promulgated by the Commission), the Company will so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and upon written request of one or more holders of at least two-thirds (2/3rds) of the Registrable Shares, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder or holders thereof to be so registered under the Securities Act as expeditiously as possible; provided, further, that the minimum market value of
                           --------- -------
any offering and registration of Registrable Shares made pursuant to this
Section 5.02 shall be at least $2,000,000 (calculated after deducting underwriter's discounts and commissions but before expenses). The Company shall not be required to effect more than (i) one (1) registration during any l2-month period pursuant to this Section 5.02 and (ii) two (2) such registrations on Form SB-2 (or any similar form promulgated by the Commission) in the aggregate. If, in connection with any such offering the holder or holders are unable to include in such offering or registration the full number of Registrable Shares for which registration has been requested, either as a result of any limitation on the registration of shares placed by the managing underwriter or for any other reason, then such registration shall be deemed to have been a "piggy-back" registration under Section 5.01 of this Agreement.

     If, prior to the time of any request by holders of Registrable Shares pursuant to this Section 5.02, the Company has publicly announced its intention to register any of its securities for a public offering under the Securities Act, no registration of Registrable Shares shall be initiated pursuant to this
Section 5.02 until 180 days after the effective date of the registration so announced unless the Company is no longer proceeding diligently to effect such registration, whether such registration is for the sale of securities for the Company's own account or for the account of others.

     5.03.  EFFECTIVENESS.  The Company will use its best efforts to maintain
            -------------
the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

     5.04.  INDEMNIFICATION OF HOLDER OF REGISTRABLE SHARES.  In the event that
            -----------------------------------------------
the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person, of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may
be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 5.04, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     5.05.  INDEMNIFICATION OF COMPANY.  In the event that the Company registers
            --------------------------
any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations
                           -----------------
hereunder shall be limited to an amount equal to the gross proceeds to such holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent.

     5.06.  EXCHANGE ACT REGISTRATION.  In connection with any registration of
            -------------------------
the resale of Registrable Shares pursuant to the preceding Sections of this
Article V, the Company will, at its expense, simultaneously cause such Registrable Shares to be listed on any securities exchange, or included on the NASDAQ trading system, on which the Company's Common Stock is then listed or included. So long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the

Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration.

     5.07.  DAMAGES.  The Company stipulates that the remedies at law of the
            -------
holder of Registrable Shares in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this
Article V are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     5.08.  FURTHER OBLIGATIONS OF THE COMPANY.  Whenever under the preceding
            ----------------------------------
Sections of this Article V, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

         (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

         (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions, in the case of an underwriter registration, as the underwriter or, otherwise, as any selling holder may reasonably request;

provided, however, that the Company shall not be obligated to qualify to do
--------  -------
business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c) Furnish to each selling holder upon request photocopies of

           (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

          (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

         (d) Subject to the third sentence of Section 4.01(c), permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

         (e) Furnish to each selling holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering; and

         (f) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.

     5.09 EXPENSES.  In case of a registration under the preceding Sections of
          --------
this Article V, the Company shall bear all costs and expenses of each such registration, including without limitation printing, legal and accounting expenses, Commission and National Association of Securities Dealers, Inc. filing fees and expenses, and "blue sky" fees and expenses and the reasonable fees and disbursements of not more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or
        --------  -------
otherwise bear any portion of the underwriters, commissions or discounts attributable to the Registrable Shares.

  The Company shall pay all expenses in connection with any registration initiated pursuant to this Agreement which is withdrawn, delayed or abandoned at the request of the Company, unless such registration is withdrawn, delayed or abandoned solely because of any actions of the holders of Registrable Shares.

     5.10.  DELAY OF REGISTRATION.  For a period not to exceed ninety (90) days,
            ---------------------
the Company shall not be obligated to prepare and file, or prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment with advice of counsel, reasonably believes:

          (a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (a) a pending or scheduled public offering of the Company's securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (c) preexisting and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (d) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

          (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

                                  ARTICLE VI

                                  DEFINITIONS

    6.01. CERTAIN DEFINED TERMS.  As used in this Agreement, the following terms
          ---------------------
shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Agreement" means this Common Stock and Warrant Purchase Agreement as from time to time amended and in effect between the parties.

     "Commission" means the Securities and Exchange Commission or any other or successor agency then administering the Securities Act or the Exchange Act.

     "Company" means and shall include View Tech, Inc. and its successors and assigns.

     "Common Stock" includes the Company's Common Stock, $0.0001 par value per share, as authorized on the date of this Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Material Adverse Effect" means, with respect to any Person, any material adverse effect upon its business, properties, operations or condition, financial or otherwise.

     "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Purchaser" means and shall include not only Telcom Holding, LLC but also any other holder or holders of any of the Purchased Shares or Warrants.

     "Registrable Shares" means and shall include the Purchased Shares and the Warrant Shares.

     "Securities Act" means the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

     "Securities Filings" means, collectively, the Company's Form 10K-SB dated September 29, 1996 and any filing of the Company with the Commission thereafter pursuant to the Securities Act or the Exchange Act, including its Joint Proxy Statement/Prospectus dated November 5, 1996, its Form 10Q-SB dated November 14, 1996, its Form 8-K dated November 29, 1996 and its Form 8-K/A-1 dated October 30, 1996, in each case as filed with the Commission.

     "Subsidiary" or "Subsidiaries" means any corporation, limited liability company or other Person of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time fifty percent (50%) or more of the outstanding shares, membership interests or other equity interests of every class of such Person other than directors' qualifying shares.

     "Warrants" shall have the meaning assigned to that term in Section 1.01.

                                  ARTICLE VII
                                 MISCELLANEOUS

     7.01.  No Waiver; Cumulative Remedies.  No failure or delay on the part of
            ------------------------------
the Purchaser, or any other holder of the Purchased Shares or Warrants in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     7.02.  Amendments, Waivers and Consents.  Any provision in this Agreement
            --------------------------------
or the Warrants to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain the consent thereto in writing from the holder or holders of at least fifty percent (50%) of the Warrant Shares. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this Subsection shall promptly be delivered by the Company to any holders who did not execute the same.

     7.03.  Addresses for Notices, etc.  All notices, requests, demands and
            --------------------------
other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to the applicable party at the addresses indicated below:


If to the Company:        View Tech, Inc.
                          959 Flynn Road
                          Camarillo, CA 93012
                          Attention: Chief Executive Officer

with a copy to:           Brobeck, Phleger & Harrison
                          550 South Hope Street
                          Los Angeles, CA 90071-2604
                          Attention: V. Joseph Stubbs, Esq.

If to the Purchaser:      Telcom Holding, LLC
                          c/o The O'Brien Group, Inc.
                          Two International Place
                          Boston, Massachusetts 02110
                          Attention: Manager
with a copy to:           Jager, Smith, Stetler & Arata, P.C.
                          One Financial Center
                          Boston, MA 02111
                          Attention: John L. Bronson, Esq.

    If to any other holder of the Purchased Shares or Warrants: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     7.04.  COSTS, EXPENSES AND TAXES.  The Company agrees to pay within thirty
            -------------------------
(30) days after demand (i) all costs and expenses of the Purchaser in connection with the preparation, execution and delivery of this Agreement, the Purchased Shares, the Warrants and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Jager, Smith, Stetler & Arata, P.C., counsel for the Purchaser, with respect thereto, but not exceeding $25,000 in the aggregate, as well as (ii) the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the Purchaser in connection with the amendment (other than an amendment requested by the Purchaser) or enforcement of this Agreement, the Warrants and other instruments and documents to be delivered hereunder or thereunder. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Purchased Shares, the Warrants and the other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

     7.05.  BINDING EFFECT; ASSIGNMENT.  This Agreement shall be binding upon
            --------------------------
and inure to the benefit of the Company and the Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser.

     7.06.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations and
            ------------------------------------------
warranties made in this Agreement, the Warrants or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loans.

     7.07.  PRIOR AGREEMENTS.  This Agreement constitutes the entire agreement
            ----------------
between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     7.08.  SEVERABILITY.  The invalidity or unenforceability of any provision
            ------------
hereof shall in no way affect the validity or enforceability of any other provision.

     7.09.  GOVERNING LAW.  This Agreement shall be governed by, and construed
            -------------
in accordance with, the laws of the State of Delaware.

     7.10.  HEADINGS.  Article, Section and Subsection headings and the Table of
            --------
Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     7.11.  SEALED INSTRUMENT.  This Agreement is executed as an instrument
            -----------------
under seal.

     7.12.  COUNTERPARTS.  This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     7.13.  FURTHER ASSURANCES.  From and after the date of this Agreement, upon
            ------------------
the request of the Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Warrants.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              VIEW TECH, INC.

                              BY: /s/ Robert G. Hatfield
                                  ______________________
                                  ROBERT G. HATFIELD
                                  CHIEF EXECUTIVE OFFICER

                              TELCOM HOLDING, LLC

                              BY: /s/ Paul C. O'Brien
                                  ______________________
                                  PAUL C. O'BRIEN
                                  MANAGER